UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2016

iCAD, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9341	02-0377419
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100

Nashua, NH 03062

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (603) 882-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In December 2016, the members of iCAD’s Board of Directors (the “Board”) agreed that they will receive stock options or restricted stock in lieu of the cash payments to which they would otherwise have been entitled for director services for 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iCAD, INC.

Dated: December 16, 2016	/s/ Richard Christopher
Richard Christopher Chief Financial Officer